SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

 [  ]   Preliminary Proxy Statement

[  ]   Confidential, for Use of the

 [X]   Definitive Proxy Statement

        Commission Only (as permitted

 [  ]   Definitive Additional Materials

         by Rule 14a-6(e)(2))

 [  ]   Soliciting Material Rule 14a-12

EVEREST FUNDS

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]

No fee required.

  [  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.

Title of each class of securities to which transaction applies:

2.

Aggregate number of securities to which transaction applies:

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.

Proposed maximum aggregate value of transaction:

5.

Total fee paid:

[  ]

Fee paid previously with preliminary materials:

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.

Amount Previously Paid:

2.

Form, Schedule or Registration Statement No.:

3.

Filing Party:

4.

Date Filed:

Everest Funds

5805 S. 86th Circle

Omaha, Nebraska  68127

December 10, 2003

Dear Fellow Everest Funds Shareholder:

We invite you to attend a special meeting of shareholders (the “Special Meeting”) to be held for the Trust at 11:00 a.m., Central Time, on Thursday, December 18, 2003, at the location noted on the enclosed Proxy Statement.  We are holding the Special Meeting in order to elect additional Trustees to the Trust’s Board of Trustees and to re-elect those Trustees currently serving on the Board.

YOUR VOTE IS IMPORTANT!

Please vote by completing, signing and returning the enclosed proxy ballot to us immediately.  Your prompt response will help avoid the cost of additional mailings.  If you have any questions, please call your Customer Service Representative at 1-866-232-3837, Monday through Friday, from 8:30 a.m. to 5:00 p.m., Eastern Time.

Sincerely,

Vin Gupta

President

Everest Funds

5805 S. 86th Circle

Omaha, Nebraska  68127

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 18, 2003

A Special Meeting of Shareholders (the “Meeting”) of Everest Funds (the “Trust”) on behalf of the Trust’s two series, the Everest3 Fund and the Everest America Fund, will be held at the offices of Everest Funds Management, LLC, 5805 S. 86th Circle, Omaha, Nebraska 68127 on Thursday, December 18, 2003, at 11:00 a.m. Central Time, for the following purposes:

(1)

To elect five Trustees of the Trust to hold office until their respective successors have been duly elected and qualified; and

(2)

To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Trust recommends that you vote “FOR” each nominee for Trustee.

The Board of Trustees has fixed the close of business on October 31, 2003 as the record date (the “Record Date”) for determining the shareholders who are entitled to receive notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof.  You are entitled to cast one vote for each full share and a fractional vote for each fractional share that you own on the Record Date.

By Order of the Board of Trustees

Doug M. Larson

Secretary

Omaha, Nebraska

December 11, 2003

Your vote is important!  Whether or not you intend to attend the Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided in order to avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting.  Your proxy is revocable at any time before its use.

PROXY STATEMENT

OF

EVEREST FUNDS

5805 S. 86th Circle

Omaha, Nebraska 68127

GENERAL INFORMATION

The Board of Trustees of Everest Funds, a Delaware statutory trust (the “Trust”), on behalf of its two series, the Everest3 Fund and the Everest America Fund (together, the “Funds”), are soliciting your proxy for use at a Special Meeting of Shareholders or any adjournment thereof (the “Meeting”), to be held at the offices of Everest Funds Management, LLC, 5805 S. 86th Circle, Omaha, Nebraska, 68127, at 11:00 a.m. Central Time, to elect the individuals nominated by the Trust’s Board of Trustees (the “Board”) to serve as Trustees for the Trust.  The Board also serves as the Board of Trustees for each of the Funds.

Your vote is important!  You should read the entire Proxy Statement before voting.  If you have any questions, please call the Trust at 1-866-232-3837.  Even if you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a later-dated proxy card, or by attending and voting at the Meeting in person.  We began mailing this Notice of Special Meeting, Proxy Statement and Proxy Card to shareholders of record on or about December 11, 2003.

The Trust, on behalf of the Funds, is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The SEC maintains a website that contains information about each of the Funds (www.sec.gov).  Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, NW, Washington, DC 20549.  Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates.

The Trust’s last audited financial statements and annual report, dated October 31, 2002, and the Trust’s Semi-Annual Report for the six-month period ended April 30, 2003 are available free of charge.  Call 1-866-232-3837 or write to Everest Funds, 5805 S. 86th Circle, P.O. Box 27395, Omaha, Nebraska 68127.  These reports are also available on the SEC’s website, www.sec.gov.  It is anticipated that the Trust’s audited financial statements and annual report dated October 31, 2003 will be available free of charge in January 2004.

OVERVIEW

This Proxy Statement is being furnished by the Board, on behalf of the Funds, in connection with the solicitation of proxies by the Board for use at the Meeting of its shareholders, or any adjournment thereof, to be held at the offices of the Trust’s investment manager, Everest Funds Management, LLC the (“Manager”), 5805 S. 86th Circle, Omaha, Nebraska, 68127, at 11:00 a.m., Central Time.  The expenses associated with the solicitation of proxies will be borne by the Manager.

The Trust is an open-end investment company, or mutual fund, organized as a Delaware statutory trust.  Each of the Funds is a series representing a separate portfolio of the Trust and has its own investment objectives and policies.  The Trust’s mailing address is 5805 S. 86th Circle, P.O. Box 27395, Omaha, Nebraska 68127.  The Everest3 Fund commenced operations on December 1, 2000 and the Everest America Fund commenced operations on November 1, 2001.

The Board has fixed the close of business on October 31, 2003 as the record date (the “Record Date”) for determining the shareholders who are entitled to notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof.  Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

PROPOSAL I -- ELECTION OF TRUSTEES

The persons named as proxies on the proxy card enclosed with this Proxy Statement intend to vote at the Meeting for the election of the nominees named below (the “Nominees”) to serve as Trustees of the Trust (and the Funds) until their successors are duly elected and qualified.  The Trust's Board of Trustees supervises and manages the affairs of the Funds.

Five individuals have been nominated by the Board to serve as Trustees until the election and qualification of the respective Nominee’s successor. Two of the Nominees, Vinod Gupta and Harold W. Andersen, have served as a Trustee since 2000.  One nominee, George Kubat, was elected a Trustee by the Board in order to fill the vacancy on the Board to serve until the next meeting of the Trust’s shareholders.  In addition, shareholders will be asked to elect two additional Trustees.  Each Nominee has consented to be named in this Proxy Statement and has agreed to serve if elected.  If any Nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating Committee of the Trust.

Trustees are elected by the affirmative vote of a plurality of the shares present in person or by proxy at the Meeting.  A plurality of shares is the number of votes cast for a winning Nominee if this number is less than a majority, but more than that cast for any other Nominee.

The Bylaws of the Trust provide that the Trust will indemnify its officers and Trustees to the extent and subject to the conditions prescribed by the Investment Company Act of 1940 (“1940 Act”), and the rules and regulations thereunder, and subject to such other conditions as the Board of Trustees may in its discretion impose.  Furthermore, to the extent permitted by the 1940 Act, and the rules and regulations thereunder, the Trust, on behalf of the Funds, may purchase and maintain on behalf of any person who may be indemnified under the Bylaws, insurance covering any risks in respect of which he may be indemnified by the Trust.

Information Concerning Nominees

The following tables set forth for each Nominee, his name, address, age, position, office and length of service with the Trust, principal occupation or employment during the past five years and other directorships held at October 31, 2003.  The first table provides the information for the independent Trustees and the second table provides the information of the interested Trustees, as defined by the 1940 Act.

Nominees for Independent Trustee

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Harold W. Andersen (80) 5805 S. 86th Circle Omaha, NE 68127	Independent Trustee	Indefinite; since 2000	Contributing editor and newspaper executive with the Omaha World-Herald from 1946 to the present where he has served as director, president and chairman of the board of directors.	2	infoUSA Inc.
George J. Kubat (58) 4404 S. 76th Street Omaha, NE 68127	Independent Trustee	Indefinite; since October 2003	President of Phillips Manufacturing Company since 1992; CPA and Partner, Coopers & Lybrand Accounting Firm from 1970 to 1992.	2	Sitel Corporation
Kevin W. Cawley (50) 8303 W. Dodge Omaha, NE 68114	N/A	Indefinite; N/A	Diagnostic Radiologist at the Radiologic Center, Inc. from 1984 to present; Chairman of Radiology at Methodist Hospital in Omaha, NE; Imaging Director of the Methodist Health System.	N/A

Nominees for Interested Trustee

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Vinod Gupta* (59) 5805 S. 86th Circle Omaha, NE 68127	President, Treasurer and Trustee	Indefinite; since May 2000	President of Everest Funds Management, LLC, the Fund’s investment adviser, since its inception in May, 2000; Founder of infoUSA Inc., a company that compiles and updates the proprietary databases of 12 million businesses and 200 million consumers in the United States and Canada; Chairman of the Board of infoUSA Inc. since 1972 and Chief Executive Officer from 1972 until September 1997 and since August 1998.	2	infoUSA Inc.
Jess A. Gupta* (24) 1195 Park Avenue Suite 211 Emeryville, CA 94608	N/A	Indefinite; N/A	Sales Support Coordinator at Touchpoint, Inc. since September 2002.	N/A

* Each individual listed in this table is an “interested person” of the Trust as defined in the 1940 Act.  Vinod Gupta serves as the President of the Manager of the Funds.  Jess A. Gupta is the son of Vinod Gupta.

Executive Officers of the Trust

Name, Address, and Age	Position(s) Held with the Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Doug M. Larson (51) 5805 S. 86th Circle Omaha, NE 68127	Secretary; Chief Investment Officer	Indefinite; since May 2000

Chief Investment Officer of Everest Investment Management, LLC from May, 2000 to present; Vice President and Senior Trust Officer of Commercial Federal Bank in Omaha, Nebraska, from June 1999 through April 2000; Senior Vice President and Senior Trust Officer at Marquette Bank from April 1996 through June 1999.

Compensation of Trustees and Executive Officers

The following tables describe the compensation received by the Trustees from the Trust for the period from November 1, 2002 to October 31, 2003.  Presently, none of the Trustees or any of the Trust’s executive officers receives compensation from the Trust.

Independent Trustees

Name of Person and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees
Harold W. Andersen Trustee	None	None	None	None
George J. Kubat Trustee	None	None	None	None

Interested Trustees

Name of Person and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees
Vinod Gupta President	None	None	None	None

Security Ownership of the Trust

The following tables provide the dollar range of the equity securities for each of the Funds and on an aggregate basis for the “Fund Complex”, consisting of the Funds, beneficially owned by the Nominees as of October 31, 2003.

Independent Nominees:

Aggregate Dollar Range of Equity Securities in all Funds Dollar Range of Equity Overseen by the Trustee Name of Trustee or Nominee Securities in the Fund in the Fund Complex
Harold W. Andersen	Everest[3] Fund Everest America Fund --	$10,001 – 50,000 $10,001 – 50,000
George J. Kubat	Everest[3] Fund $ -- Everest America Fund --	$ --
Kevin W. Cawley	Everest[3] Fund $ -- Everest America Fund --	$ --

Interested Nominees:

Aggregate Dollar Range of Dollar Range of Equity Equity Securities in all Funds Overseen by Name of Trustee or Nominee Securities in the Fund the Trustee in the Fund Complex
Vinod Gupta*	Everest[3] Fund over $100,000 Everest America Fund over $100,000	over $100,000
Jess A. Gupta	Everest[3] Fund over $100,000 Everest America Fund over $100,000	over $100,000

*Includes shares owned beneficially by Mr. Gupta through various entities of which Mr. Gupta serves as a trustee.

All Nominees as a Group:

Aggregate Dollar Range of Dollar Range of Equity Equity Securities in all Funds Overseen by Securities in the Fund the Trustee in the Fund Complex
Everest[3] Fund over $100,000 Everest America Fund over $100,000	over $100,000 over $100,000

* Includes shares owned beneficially by Mr. Gupta through various entities of which Mr. Gupta serves as trustee.

Meetings and Committees of the Board

The Trust’s Board holds regular monthly meetings and special meetings as needed.  During the year ended October 31, 2003, there were four regularly scheduled meetings of the Board.  The Board has also established two standing committees, an Audit Committee, and a Nominating Committee, in connection with the governance of the Funds.  For the fiscal year ended October 31, 2003, each of the incumbent Trustees attended 75% or more of the total number of meetings of the Board and all Committees of which he was a member.

Nominating Committee.  The Board has a Nominating Committee consisting of all of the Independent Trustees.  The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees of the Trust.  The Committee normally will review shareholders’ nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Trust’s offices.  However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.  The Nominating Committee met once during the fiscal year ended October 31, 2003.

Audit Committee.  The Audit Committee consists of all of the Trust’s Independent Trustees and is responsible for the oversight of the Trust’s independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust’s financial reports, accounting and auditing policies and control procedures. The members of the Audit Committee are “independent,” as defined in Rule 4200(a) of the National Association of Securities Dealers listing standards.  The Audit Committee met two times during the fiscal year ended October 31, 2003 to examine and approve the audit report prepared by the independent auditors of the Trust, to hire the independent auditors to be engaged by the Trust to review and approve internal audit function and internal accounting controls, and to review and approve Trust policies.  The Audit Committee and the Board selected the firm of KPMG, LLP as independent auditors of the Trust for the current fiscal year.  The Board has adopted a written charter for the Audit Committee, which is attached hereto as Appendix A.

Required Vote

The Trustees must be elected by a vote of a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote thereon.   The Board of Trustees recommends that you vote “FOR” each of the Nominees.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Manager.  The Trust’s investment manager is Everest Funds Management, LLC, which is responsible for the day-to-day management of the Funds.  The Manager is located at 5805 S. 86th Circle, Omaha, Nebraska  6812.  The Manager is under control of Vinod Gupta, who has voting control and is the sole manager of the Manager.  Vinod Gupta is also Chairperson of the Board of Trustees, the President and Treasurer of the Trust.

The Underwriter.  The principal underwriter/distributor for each of the Funds is Quasar Distributors, Inc., 615 East Michigan Street, Milwaukee, Wisconsin  53202.

Transfer Agent and Custodian.  Mutual Shareholder Services, LLC located at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 acts as each of the Funds’ transfer agent.  U.S. Bank, N.A., Cincinnati, Ohio serves as Custodian for each of the Funds’ cash and securities.

Control Persons and Principal Holders of Securities.  The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund as of October 31, 2003. As of the close of business on October 31, 2003, 451,747 shares of Beneficial Interest of the Everest3 Fund were issued and outstanding and 359,467 shares of Beneficial Interest of Everest America Fund were issues and outstanding.  Control persons are persons deemed to control a Fund because they own beneficially over 25% of the outstanding securities. Control persons could affect the outcome of proxy voting or the direction of management of a Fund. Principal holders are persons that own beneficially 5% or more of a Fund’s outstanding shares.  To the knowledge of the Trust, no person is the beneficial owner of more than 5% of each Fund’s outstanding shares, except as follows:

Everest3 Fund

                 Percent of

  Type of

Shareholder Name and Address

   Shares        Outstanding Shares Owned

Ownership

Vinod Gupta*

313,196                        69.33%

Beneficial

5805 S. 86th Circle

Omaha, Nebraska 68127

infoUSA Inc. **

113,012                        25.02%

Beneficial

5805 S. 86th Circle

Omaha, Nebraska 68127

* Mr. Gupta owns shares of the Everest3 Fund beneficially through various entities of which he serves as trustee.

** Mr. Gupta is the chief executive officer, chairman of the board and owns a controlling interest of infoUSA Inc.

Everest America Fund

                Percent of

  Type of

Shareholder Name and Address

   Shares        Outstanding Shares Owned

Ownership

Vinod Gupta*

353,050                       98.21%

Beneficial

5805 S. 86th Circle

Omaha, Nebraska 68127

*Mr. Gupta owns shares of the Everest America Fund beneficially through various entities of which he serves as trustee.

Management Ownership

As of October 31, 2003, all Trustees, Nominees and Officers of the Trust as a group owned approximately 437,424 shares or 96.83 % of Everest3 Fund’s outstanding shares and owned approximately 353,330 shares or 98.29 % of the Everest America Fund’s outstanding shares.

INDEPENDENT AUDITORS

KPMG, LLP, the Trust’s independent auditors for the 2003 fiscal year, has been retained by the Board to be the Trust’s auditors for the fiscal year ending October 31, 2004.  Representatives of KPMG LLP are expected to be present at the Meeting and will be available should any matter arise requiring their presence.

Audit Fees

During the fiscal year ended October 31, 2003, the aggregate fees billed by KPMG, LLP for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal year ended October 31, 2003 was $ 15,000.00.

Financial Information Systems Design And Implementation Fees

KPMG, LLP billed no fees for professional services rendered to the Trust or to the Manager relating to financial information systems design and implementation for the fiscal year ended October 31, 2003.

All Other Fees

The aggregate fees billed by KPMG, LLP for all non-audit services rendered to the Trust and the Manager amounted to approximately $ 3,400.00 for the fiscal year ended October 31, 2003.  This amount includes services in connection with income and excise tax compliance and preparation services.

OTHER MATTERS

The Board of Trustees knows of no other matters to be presented at the Meeting other than those set forth in this Proxy Statement.  If, however, any other business should properly come before the Meeting, the persons named on the accompanying proxy card will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION ABOUT PROXY VOTING AND THE MEETING

Shareholder Proposals.  The Trust is not required to hold annual shareholder meetings.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Doug M. Larson, Secretary of the Trust, 5805 S. 86th Circle, Omaha, Nebraska 68127, so they are received within a reasonable time before any such meeting.

Quorum.  Under the Trust’s Declaration of Trust, a quorum of shares will be present at the Meeting if more than 33⅓% of the outstanding shares of the Trust are present in person or by proxy.  All proxies that are duly signed by a shareholder will be counted towards establishing a quorum, regardless of whether the shareholder has instructed the proxy as to how to vote, including proxies returned by brokers for shares held by brokers as to which no voting instructions are indicated (“Broker non-votes”).  Broker non-votes and abstentions will have the effect of a “No” vote on any particular proposal being presented.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

Solicitation of Proxies.  The cost of soliciting proxies will be borne by the Trust.  The Trust will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners and soliciting them to execute proxies.  In addition to solicitations by mail, Trustees or officers of the Trust or regular employees and agents of the Manager may solicit proxies personally or by telegraph or telephone without additional compensation.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees.  Please advise the Trust, in care of Doug M. Larson, Secretary of the Trust, 5805 S. 86th Circle, Omaha, NE  68127, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Semi-Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING, PLEASE FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER PROXY SOLICITATION AND TO ENSURE THAT A QUORUM WILL BE PRESENT AT THE MEETING.  YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE ITS USE.

BY ORDER OF THE BOARD OF TRUSTEES,

Doug M. Larson, Secretary

December 11, 2003

APPENDIX A

EVEREST FUNDS

AUDIT COMMITTEE CHARTER

for each series (“Fund”) of the Everest Funds (“Trust”)

1.

The Audit Committee shall be composed entirely of independent trustees.

2.

The purposes of the Audit Committee are:

(a)

to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)

to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and

(c)

to act as liaison between the Funds’ independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

1.

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)

to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to management, and to receive the auditors’ specific representations as to their independence;

(b)

to meet with the Funds’ independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c)

to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(d)

to review the fees charged by the auditors for audit and non-audit services;

(e)

to investigate improprieties or suspected improprieties in fund operations; and

(f)

to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

1.

The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

2.

The Committee shall regularly meet with the Treasurer of the Trust and with internal auditors, if any, for management.

3.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s) of the Trust.

The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

A-#

EVEREST FUNDS

5805 S. 86th Circle

Omaha, Nebraska  68127

PROXY CARD

Thursday, December 18, 2003, at

11:00 a.m., Central Time.

VOTE THIS PROXY CARD TODAY!

This proxy is solicited by the Board of Trustees of Everest Funds, on behalf of its series, Everest3 Fund and Everest America Fund (the “Funds”).  The undersigned holder of shares hereby appoints Messrs. Vinod Gupta and Doug M. Larson, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the offices of Everest Funds Management, LLC, 5805 S. 86th Circle, Omaha, Nebraska 68127 at the date and time indicated above and at any postponements or adjournments thereof.  The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.  Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as granting authority to vote “FOR” all of the items.  In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting.  A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said attorneys or proxies hereunder.  The undersigned hereby revokes any proxy previously given.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY IS VALID ONLY WHEN SIGNED AND DATED.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified.

01) Harold W. Andersen     03) Kevin W. Cawley                  05) Jess A. Gupta

(Independent Trustee)               (Independent Trustee)                  (Interested Trustee)

02) George J. Kubat               04) Vinod Gupta

     (Independent Trustee)          (Interested Trustee)

    FOR ALL               AGAINST ALL                     FOR ALL EXCEPT

         [  ]

  [  ]

           [  ]

To withhold authority to vote, mark “For All Except” and write the Nominee’s number on the line below:

_________________________________________

PLEASE SIGN IN THE BOX BELOW

Please sign exactly as your name appears on this Proxy.  If Joint Owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give title.

X ______________________________________________

    Signature (PLEASE SIGN WITHIN BOX) (Date)

X ______________________________________________

    Signature (JOINT OWNERS) (Date)